                                                                 EXHIBIT 10.4(a)

              FINANCING SERVICES AND CONTRIBUTED CAPITAL AGREEMENT

         FINANCING SERVICES AND CONTRIBUTED CAPITAL AGREEMENT ("Agreement") dated as of the 1st day of April, 1998, between SOUTHERN STATES COOPERATIVE, INCORPORATED (the "Cooperative"), a Virginia corporation, and MICHIGAN LIVESTOCK CREDIT CORPORATION ("MLCC"), a Virginia corporation.

         The Cooperative desires to have MLCC extend from time to time agricultural production loans, building loans, equipment loans, renovation loans, revolving credit loans, and other loans to and financing for customers of the Cooperative and other persons pursuant to separate agreements to be entered into between each such customer and MLCC and to lease dairy cattle and other livestock from time to time to customers of the Cooperative and other persons, and to contract with third parties to feed cattle and other livestock. MLCC desires to have the Cooperative provide it with equity capital, and each of the parties desires to have its business operations complement the business operations of the other party. Therefore, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                       DEFINITIONS AND ACCOUNTING TERMS
                       --------------------------------

         SECTION 1.01.  DEFINED TERMS. As used in this Agreement, the following
                        -------------
terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

         "Agreement" means this Financing Services and Contributed Capital
          ---------
Agreement, as it may be amended, supplemented, or modified from time to time.

         "Agricultural Production Loan" means to loan for a term of not more
          ----------------------------
than one year, the proceeds of which are used to raise crops or livestock.

         "Building Loan" means a loan secured by a mortgage lien on hog barns
          -------------
and other amenities or other buildings with the principal amortized over a period of 7 to 10 years.

         "Business Day" means any day other than a Saturday, Sunday or other day
          ------------
on which commercial banks in Richmond, Virginia, are authorized or required to close under applicable law.

         "Collateral" means any property which is subject to a security interest
          ----------
or other lien securing the obligations of the obligor to MLCC.

         "Customer of the Cooperative" means a member of the Cooperative or
          ---------------------------
other person who purchases goods or services from the Cooperative.

         "Default" means any of the events specified in Article XIV, whether or
          -------
not any requirement for the giving of notice or the lapse of time, or both, has been satisfied.

         "Equipment Loan" means a loan secured by a security interest in farming
          --------------
equipment with its principal amortized over a period of 3 to 5 years.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as
          -----
amended from time to time, and the regulations and published interpretations thereof.

         "ERISA Reportable Event" means any of the events specified in Section
          ----------------------
14.01 (j) or (k), provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

         "Event of Default" means any of the events specified in Section 14.01,
          ----------------
provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

         "Headquarters" means the office of MLCC at 6606 West Broad Street, Post
          ------------
Office Box 25567, Richmond, Virginia 23260.

         "Leases" means contracts for the lease of dairy cattle or other
          ------
livestock for a fixed period of time by MLCC to a Customer of the Cooperative or other Person.

         "Lien" means any mortgage, deed of trust, pledge, security interest,
          ----
hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code of Virginia or comparable law of any jurisdiction to evidence any of the foregoing).

         "Livestock Feeding Agreement" means an agreement pursuant to which MLCC
          ---------------------------
contracts with third Persons to take possession of and feed livestock in order that such livestock may be sold at a profit.

         "Loan" means an Agricultural Production Loan, a Building Loan, an
          ----
Equipment Loan, a Renovation Loan, a Revolving Credit Loan, or any substantially similar extension of credit now or hereafter made by MLCC to a Customer of the Cooperative or other Person.

         "Local Cooperative" means any corporation which is managed by the
          -----------------
Cooperative under a management agreement or contract.

         "Manufacturer" means the original equipment manufacturer of goods
          ------------
offered for sale by the Cooperative.

         "Multi-employer Plan" means a Plan described in Section 4001(a)(3) of
          -------------------
ERISA which covers employees of the Cooperative or to which the Cooperative is or may be required to make contributions under ERISA.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity
          ----
succeeding to any or all of its functions under ERISA.

         "Person" means an individual, partnership, corporation, business
          ------
trust, joint stock company, trust, unincorporated association, joint venture, governmental authority, or other entity of whatever nature.


         "Plan" means any employee welfare plan established or maintained by
          ----
the-Cooperative or to which the Cooperative has made contributions in the past or may in the future be required to make contributions under ERISA.

         "Prohibited Transaction" means any transaction set forth in Section
          ----------------------
406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time.

         "Renovation Loan" means a loan with the principal amortized over a
          ---------------
period of 5 to 7 years, the proceeds of which are used to renovate farm equipment or farm buildings and other structures.

         "Revolving Credit Loan" means a loan which permits the borrower to
          ---------------------
obtain advances from time to time, make payments from time to time, and borrow again from time to time.

         "Subsidiary" means any corporation the majority of the voting shares
          ----------
of which at the time are owned directly or indirectly by the Cooperative and/or by one or more Subsidiaries of the Cooperative.

         "Termination Date" means that date on which certain obligations of the
          ----------------
parties hereunder may be terminated as provided in Section 15.03.


                                  ARTICLE II
                                  ----------
                         AGRICULTURAL PRODUCTION LOANS
                         -----------------------------

         SECTION 2.01. GENERAL. MLCC may from time to time extend Agricultural
                       -------
Production Loans to customers of the Cooperative and other Persons. Such financing shall be extended pursuant to separate agreements to be entered into between each such Person and MLCC.

         SECTION 2.02. TERMS AND CONDITIONS. Nothing contained herein shall
                       --------------------
obligate MLCC to extend any Agricultural Production Loan to any person. All decisions with respect to Agricultural Production Loans shall be made by MLCC in its sole discretion, subject to such agreements as MLCC may enter into from time to time with its Agricultural Production Loan borrowers.

                                   ARTICLE III
                                   -----------

                                 BUILDING LOANS
                                 --------------

         SECTION 3.01. GENERAL. MLCC may from time to time extend Building Loans
                       -------
to Customers of the Cooperative and other Persons. Such loans shall be extended pursuant to separate agreements to be entered into between each such Person and MLCC.

         SECTION 3.02. TERMS AND CONDITIONS. Nothing contained herein shall
                       --------------------
obligate MLCC to extend any Building Loan to any person. All decisions with respect to Building Loans shall be made by MLCC in its sole discretion, subject to such agreements as MLCC may enter into from time to time with its Building Loan borrowers.

                                   ARTICLE IV
                                   ----------

                                 EQUIPMENT LOANS
                                 ---------------

         SECTION 4.01. GENERAL. MLCC may from time to time extend Equipment
                       -------
Loans to Customers of the Cooperative and other Persons. Such financing shall be extended pursuant to separate agreements to be entered into between each such Person and MLCC.

         SECTION 4.02. TERMS AND CONDITIONS. Nothing contained herein shall
                       --------------------
obligate MLCC to extend any Equipment Loan to any Person. All decisions with respect to Equipment Loans shall be made by MLCC in its sole discretion, subject to such agreements as MLCC may enter into from time to time with its Equipment Loan borrowers.

                                    ARTICLE V
                                    ---------

                             REVOLVING CREDIT LOANS
                             ----------------------

         SECTION 5.01. GENERAL. MLCC may from time to time extend Revolving
                       -------
Credit Loans to Customers of the Cooperative and other Persons. Such financing shall be extended pursuant to separate agreements to be entered into between each such Person and MLCC.

         SECTION 5.02. TERMS AND CONDITIONS. Nothing contained herein shall
                       --------------------
obligate MLCC to extend any Revolving Credit Loan to any Person. all decisions with respect to Revolving Credit Loans shall be made by MLCC in its sole discretion, subject to such agreements as MLCC may enter into from time to time with its Revolving Credit Loan borrowers.

                                   ARTICLE VI
                                   ----------

                                RENOVATION LOANS
                                ----------------

         SECTION 6.01. GENERAL. MLCC may from time to time extend Renovation
                       -------
Loans to Customers of the Cooperative and other Persons. Such financing shall be extended pursuant to separate agreements to be entered into between each such Person and MLCC.

         SECTION 6.02. TERMS AND CONDITIONS. Nothing contained herein shall
                       --------------------
obligate MLCC to extend any Renovation Loan to any Person. All decisions with respect to Renovation Loans shall be made by MLCC in its sole discretion, subject to such agreements as MLCC may enter into from time to time with its Renovation Loan borrowers.

                                   ARTICLE VII
                                   -----------

                   LEASING OF DAIRY CATTLE AND OTHER LIVESTOCK
                   -------------------------------------------

         SECTION 7.01. GENERAL. MLCC may from time to time lease dairy cattle or
                       -------
other livestock to Customers of the Cooperative and other Persons. Such leases shall be made pursuant to separate lease agreements to be entered into between each such Person and MLCC.

         SECTION 7.02. TERMS AND CONDITIONS. Nothing contained herein shall
                       --------------------
obligate MLCC to lease dairy cattle or other livestock to any Person. All decisions with respect to such leases shall be made by MLCC in its sole discretion, subject to such agreements as MLCC may from time to time enter into with the lessees of such dairy cattle or other livestock.

                                  ARTICLE VIII
                                  ------------

                           LIVESTOCK FEEDING PROGRAM
                           -------------------------

         SECTION 8.01. GENERAL. MLCC may from time to time enter into Livestock
                       -------
Feeding Agreements with Customers of the Cooperative and other Persons. Such transactions shall be governed by separate agreements to be entered into between each such Person and MLCC.

         SECTION 8.02. TERMS AND CONDITIONS. Nothing contained herein shall
                       --------------------
obligate MLCC to enter into any livestock feeding program with any Person. All decisions with respect to such livestock feeding programs shall be made by MLCC in its sole discretion, subject to such agreements as MLCC may enter into from time to time with respect to such livestock feeding programs.

                                   ARTICLE IX
                                   ----------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         To induce MLCC to make Loans and extend other credit accommodations to its Customers and to lease dairy cattle and other livestock to its Customers and to enter into livestock feeding programs with its Customers, the Cooperative represents and warrants to MLCC as follows:

         SECTION 9.01. SUBSIDIARIES. The Cooperative has the following
                       ------------
Subsidiaries and none others:



            Name of Subsidiary                  Percentage Owned by Cooperative
            ------------------                  -------------------------------

         Mountain State Greenhouses, Inc.                        100%
         SSC Insurance Agency, Inc.                              100%
         Southern States Holdings, Inc.                          100%
         Southern States Underwriters, Inc.                      100%
         Virginia Seed Service, Inc.                             100%
         Wetsel, Inc.                                            100%


         SECTION 9.02. GOOD STANDING. Each of the Cooperative and its
                       -------------
Subsidiaries is a corporation organized and existing in good standing under the laws of its respective jurisdiction of incorporation and each has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

         SECTION 9.03. CORPORATE AUTHORITY. The Cooperative has full power and
                       -------------------
authority to enter into this Agreement, and to incur the obligations provided for herein, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority is required as a condition to the validity of this Agreement.

         SECTION 9.04. BINDING AGREEMENTS. This Agreement constitutes the valid
                       ------------------
and legally binding obligation of the Cooperative enforceable against the Cooperative in accordance with its terms.

         SECTION 9.05. LITIGATION. There are no proceedings pending or, so far
                       ----------
as the officers of the Cooperative know, threatened before any court or administrative agency that, in the opinion of the officers of the Cooperative, will materially adversely affect the financial condition or operations of the Cooperative or any of its Subsidiaries.

         SECTION 9.06. NO CONFLICTING AGREEMENTS. There is no charter, bylaw or
                       -------------------------
preference stock provision of the Cooperative or any of its Subsidiaries and no provision of any existing mortgage, indenture, contract or agreement binding on the Cooperative or any of its

Subsidiaries or affecting their respective properties that would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement.


         SECTION 9.07. BALANCE SHEET. The consolidated balance sheet of the
                       -------------
Cooperative and its Subsidiaries as of June 30, 1997, and the related statements of income and retained earnings and changes in cash flow for the period then ended certified by Coopers & Lybrand L.L.P., and the unaudited consolidated balance sheet of the Cooperative and its Subsidiaries as of January 31, 1998, and the related statement of income for the period then ended, heretofore delivered to MLCC, are complete and correct and fairly present the financial condition of the Cooperative and its Subsidiaries and the results of their operations as of the dates and for the periods referred to therein and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period involved. There are no liabilities, direct or indirect, fixed or contingent of the Cooperative or any of its Subsidiaries as of the dates of such balance sheets that are not reflected therein or in the notes thereto. There has been no material adverse change in the financial condition or operations of the Cooperative since the dates of those balance sheets, and there has been no other material adverse change in the Cooperative.

         SECTION 9.08. LICENSES. The Cooperative has all licenses necessary or
                       --------
desirable for it to conduct its businesses as presently being conducted and such businesses are in compliance with all applicable laws in all material respects.

         SECTION 9.09. EMPLOYEE BENEFIT PENSION PLANS. No fact, including but
                       ------------------------------
not limited to, any Reportable Event as defined in Section 4043 of ERISA, exists in connection with any employee benefit pension plan of the Cooperative covered by said Act, which might constitute grounds for the termination of any such plan by the PBGC or for the appointment of any trustee to administer any such plan by the appropriate United States District Court.


                                    ARTICLE X
                                    ---------

                                   CONDITIONS
                                   ----------


         The Cooperative will not request that MLCC make a Loan or otherwise extend credit to any Person, lease dairy cattle or other livestock to any Person, or enter into any livestock feeding program with any Person unless:

         SECTION 10.01. LEGAL MATTERS. It shall have satisfied any legal
                        -------------
concerns reported to the Cooperative by MLCC or its counsel with respect to making of any Loans, the leasing of any livestock or the entering into of any livestock feeding program.

         SECTION 10.02. EVIDENCE OF CORPORATE ACTION. MLCC shall have received
                        ----------------------------
certified copies of papers evidencing all corporate action taken by the Cooperative to authorize this Agreement and such other papers as MLCC may reasonably require.

         SECTION 10.03. REPRESENTATIONS AND WARRANTIES. Each of the
                        ------------------------------
representations and warranties set forth in Article IX hereof shall be true and correct as of the date of such offer, except to the extent they relate solely to an earlier date.

         SECTION 10.04. ABSENCE OF DEFAULTS. No Event of Default as defined in
                        -------------------
Section 14.01 shall have occurred and be continuing and no event shall have occurred or condition exist which with the giving of notice or lapse of time or both would constitute such an Event of Default.

                                   ARTICLE XI
                                   ----------

                              AFFIRMATIVE COVENANTS
                              ---------------------

         The Cooperative covenants and agrees with MLCC that so long as the Cooperative may request that MLCC make a Loan or otherwise extend credit to any Person, lease dairy cattle or other livestock to any Person, or enter into any livestock feeding program and until payment in full of all Loans, the payment of all obligations under Leases and livestock feeding programs and performance of all other obligations of the Cooperative hereunder, the Cooperative will:

         SECTION 11.01. FINANCIAL STATEMENTS. Furnish to MLCC (i) as soon as
                        --------------------
available, but in no event more than forty-five (45) days after the end of each quarterly period in each of its fiscal years, a consolidated balance sheet of the Cooperative and its Subsidiaries as of the close of such quarter and a profit and loss statement to the close of such quarter, certified by the chief financial officer of the Cooperative and accompanied by a certificate of that officer stating whether any event has occurred that constitutes an Event of Default hereunder or that would constitute such an Event of Default with the giving of notice or the lapse of time, or both, and, if so, stating the facts with respect thereto; (ii) as soon as available, but in no event more than ninety (90) days after the close of each of the Cooperative's fiscal years, a copy of the annual audit report of the Cooperative in reasonable detail, substantially similar to the financial statements referred to in Section 9.07 above, prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding year and certified by Coopers & Lybrand L.L.P. or other independent certified public accountants of recognized national standing, which report shall include a consolidated balance sheet of the Cooperative and its Subsidiaries as of the end of such fiscal year, a statement of income and retained earnings for such fiscal year and changes in cash flow for such fiscal year, accompanied by a certificate of said accountants stating whether any event existed as of the end of such fiscal year that constituted an Event of Default hereunder or that would constitute such an Event of Default with the giving of notice or the lapse of time, or both, and, if so, stating the facts with respect thereto; (iii) promptly upon their becoming available, copies of all financial statements, reports, notices, and proxy statements sent by the Cooperative to patrons or stockholders and of all regular, periodic and special reports or any registration statement filed by the Cooperative or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of the Securities and Exchange Commission; and (iv) such additional information, reports, or statements, including interim financial statements, as MLCC may from time to time reasonably request.

         SECTION 11.02. TAXES. Pay and discharge all taxes, assessments, and
                        -----
governmental charges upon it, its income, and its properties prior to the date on which penalties are attached thereto, unless and to the extent only that such taxes, assessments, and governmental charges shall be contested by it in good faith and by appropriate proceedings, and the Cooperative shall have set aside on its books adequate reserves with respect to any such tax, assessment or charge so contested.


         SECTION 11.03. BUSINESS PLAN. Furnish to MLCC as soon as available, but
                        -------------
in any event within 120 days after the Cooperative's new fiscal year, a copy of the Cooperative's new fiscal year business plan which will contain, but not be limited to, projected balance sheets, profit and loss statements, changes in cash flow each prepared in accordance with generally accepted accounting principles consistently applied, estimated usage of indebtedness, and assumptions utilized in preparing the business plan.

         SECTION 11.04. PAYMENT OF OBLIGATIONS. Pay and discharge at or before
                        ----------------------
their maturity all its indebtedness and other obligations and liabilities, except when the same may be contested in good faith and by appropriate proceedings, and the Cooperative shall have set aside on its books adequate reserves with respect to any such obligation or liability.

         SECTION 11.05. INSURANCE. Maintain adequate insurance with responsible
                        ---------
companies satisfactory to MLCC in such amounts and against such risks as is customarily carried by owners of similar businesses and property.

         SECTION 11.06. CORPORATE EXISTENCE, LICENSES, PERMITS, ETC. Maintain
                        -------------------------------------------
its corporate existence in good standing and maintain all permits and licenses necessary or desirable for the conduct of its business.

         SECTION 11.07. PROPERTIES. Maintain, preserve, and protect all
                        ----------
franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and keep the same in good repair, working order, and condition, and from time to time make or cause to be made all necessary and proper repairs, renewals, replacements, betterments, and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and permit MLCC and its agents to enter upon and inspect such properties.

         SECTION 11.08. EMPLOYEE BENEFIT PENSION PLANS. Promptly during each
                        ----------------------------
year, pay contributions that in the judgment of the chief executive and chief financial officers of the Cooperative after reasonable inquiry are believed adequate to meet at least the minimum funding standards set forth in Sections 302 through 305 of ERISA, with respect to each employee benefit plan of the Cooperative, if any, covered by that Act; file each annual report required to be filed pursuant to Section 103 of ERISA in connection with each such plan for each year; and notify MLCC within ten (10) days of the occurrence of a Reportable Event (as defined in Section 4043 of ERISA) that might constitute grounds for termination of any such plan by PBGC or for the appointment by the appropriate United States District Court of a trustee to administer any such plan, provided that nothing contained herein shall prohibit the Cooperative from terminating any such plan if it has theretofore complied with the provisions of this Section.

         SECTION 11.09. COMPLIANCE WITH LAWS. Not knowingly be in violation of
                        -------------------
any laws, ordinances, governmental rules and regulations (collectively "Laws") to which it is subject and will not knowingly fail to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business, which violation or failure to obtain might materially adversely affect the business, profit, operations, or condition (financial or otherwise) of the Cooperative, provided, however, that the Cooperative shall be deemed to have complied with this provision so long as it is contesting in good faith and by the appropriate proceedings the violation of any such law and has set aside on its books adequate reserves in respect thereof, if so required, in accordance with generally accepted accounting principles. Without limiting the foregoing, the Cooperative agrees to comply, and to cause all persons occupying, leasing or renting any properties of the Cooperative to comply with all laws relating to environmental protection.


                                   ARTICLE XII
                                   -----------

                               NEGATIVE COVENANTS
                               ------------------

         The Cooperative covenants and agrees with MLCC that so long as the Cooperative may request that MLCC make a Loan or otherwise extend credit to any Person, lease dairy cattle or other livestock to any Person, or enter into any livestock feeding program and until payment in full of all Loans, the payment of all obligations under Leases and livestock feeding programs and performance of all other obligations of the Cooperative hereunder, without the written consent of MLCC, the Cooperative will not:

         SECTION 12.01. MORTGAGES AND PLEDGES. Create, incur, assume, or suffer
                        ---------------------
to exist any mortgage, pledge, lien, or other encumbrance of any kind upon, or any security interest in, any of its property or assets, whether now owned or hereafter acquired, except (i) liens for taxes not yet delinquent or being contested in good faith and by appropriate proceedings; (ii) liens in connection with workers' compensation, unemployment insurance, or other social security obligations; (iii) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety or appeal bonds, and other obligations of like nature arising in the ordinary course of business; (iv) mechanic's, workman's, materialman's, landlord's, carrier's, or other like liens arising in the ordinary course of business with respect to obligations that are not due or that are being contested in good faith; (v) those mortgages, pledges, liens, and encumbrances reflected in the financial statements referred to in Section 9.07 above; (vi) mortgages, pledges, liens, and encumbrances in favor of MLCC; (vii) zoning restrictions, easements, licenses, restrictions on the use of real property or minor irregularities in the title thereto, which do not, in the opinion of the Cooperative, materially impair the use of such property in the operation of the business of the Cooperative or the value of such property for the purposes of such business; and
(viii) any mortgage, encumbrance or other lien upon, or security interest in, any property hereafter acquired by the Cooperative created contemporaneously with such acquisition to secure or provide for the payment or financing of any part of the purchase price thereof, or the assumption of any mortgage, encumbrance or lien upon, or security interest in, any such property hereafter acquired existing at the time of such acquisition, or the acquisition of any such property subject to any mortgage, encumbrance or other lien or security interest without the assumption thereof, provided that each such mortgage, encumbrance, lien or security interest shall attach only to the property so acquired and fixed improvements thereon. Nothing contained in this Section 12.01 shall prohibit the Cooperative from entering into any lease required to be capitalized by generally accepted accounting principles in accordance with the Financial Accounting Standards Board

Statement No. 13 (Accounting for Leases) in effect on the date of this Agreement, provided such lease is not otherwise prohibited by the terms of this Agreement.

         SECTION 12.02. MERGER, ACQUISITION OR SALE OF ASSETS. (1) Enter into
                        -------------------------------------
any merger or consolidation with, or acquire all or substantially all of the assets of, any person, firm, joint venture, or corporation, unless the Cooperative is the surviving corporation and upon the consummation of its merger the net worth of the surviving corporation is not less than the net worth of the Cooperative prior to the merger and there shall exist no Event of Default as defined in Section 14.01, provided, however, that in the case of any merger of a Local Cooperative, as defined in Article I - Section 1.01, the Cooperative's Chief Financial Officer shall certify to MLCC that the Cooperative has Net Worth in an amount not less than 95% of the Net Worth of the Cooperative immediately prior to such merger and no event shall have occurred or condition exist which with the giving of notice or lapse of time, or both, would constitute such an Event of Default, or (2) sell, lease, or otherwise dispose of all or substantially all of its assets except in the ordinary course of its business.

                                  ARTICLE XIII
                                  ------------

                            CONTRIBUTED CAPITAL PLAN
                            ------------------------

         SECTION 13.01. DEFINITIONS. As used in this Article the following terms
                        -----------
shall have the following definitions:

         "Contributed Capital Rate" means the ratio of debt to tangible net
          ------------------------
worth which institutional lenders extending credit to MLCC require it to maintain from time to time, whether such ratio is stated as an affirmative or negative covenant, and in the event MLCC is required to maintain different ratios on different dates, "Contributed Capital Rate" means the ratio which is
                            ------------------------
in effect on the applicable TAPOS Determination Date.

         "Determination Period" or "Determination Periods" means the calendar
          --------------------      ---------------------
month, the six calendar month period and the twelve calendar month period immediately preceding the TAPOS Determination Date.

         "Minimum Class X Investment" means the number of shares of MLCC Class X
          --------------------------
Preferred Stock determined by MLCC as follows:

         MI           = (HT/(PV x R)) - RE

         where

         MI           = Minimum Class X Investment (stated at the par value).

         HT           = The highest TAPOS during any of the three Determination
                        Periods.

         PV           = The par value of one share of the MLCC Class X Preferred
                        Stock.

         R            = The Contributed Capital Rate, expressed as a decimal.

         RE           =  The balance of MLCC's retained earnings as of the TAPOS
                         Determination Date divided by the par value of Class X
                         Preferred Stock.

         If the Minimum Class X Investment computed using this formula is a fraction, it will be rounded upward to the next whole number of shares.

         "TAPOS" means calculated total program outstanding as determined by MLCC for each of the three Determination Periods according to the following formula:

         TAPOS        =  AL + L + LFP + NBC - TD - SAP

         where

         AL           =  Average amount of Loans outstanding during such
                         Determination Period.

         L            =  Average Leases outstanding during such Determination
                         Period.

         LFP          =  Average cost to MLCC of livestock owned by MLCC which
                         is subject to a Livestock Feeding Agreement.

         NBC          =  Average investment (stated at par value) which MLCC was required to maintain in CoBANK ACB during such Determination Period.

         TD           =  Average term debt which is excluded in the
                         determination of the Contributed Capital Rate during such Determination Period.

         SAP          =  Average outstanding Preferred Stock of MLCC of all
                         classes during such Determination Period (stated at the par value).

         In the computation for a Determination Period of one month, the amounts of AL, LFP, L, NBC, TD and SAP as of the last Business Day of such calendar month shall be used as the average for such month. In computations for other Determination Periods, the average for each such amount shall be computed using the outstanding amounts as of the last Business Day of each month in such Determination Period.

         "TAPOS Determination Date" means the date during each calendar month on
          ------------------------
which the month-end calculation is made to determine the amount due.

         SECTION 13.02.  PURCHASE OF STOCK. Upon the request of MLCC on or after
                         -----------------
the date of this Agreement, the Cooperative will purchase MLCC Class X Preferred Stock with such par value as will cause it to have a Minimum Class X Investment in MLCC Class X Preferred Stock and on each TAPOS Determination Date thereafter it will acquire such additional MLCC Class X Preferred Stock if any as may be necessary for it to maintain a Minimum Class X Investment.

         SECTION 13.03.  REDEMPTION OF CLASS X PREFERRED STOCK. MLCC covenants
                         -------------------------------------
and agrees that if on any TAPOS Determination Date the amount of MLCC Class X Preferred Stock held by the Cooperative exceeds the Minimum Class X Investment computed as money of the Cooperative or any Subsidiary of the Cooperative when due or the performance of any other obligation incurred in connection with any indebtedness for borrowed of such date, it will, subject to the provisions of Section 13.04, upon written demand by the Cooperative redeem for cash at its par value those shares held by the Cooperative which are in excess of the Minimum Class X Investment determined as of such date.


         SECTION 13.04. CUMULATIVE OBLIGATIONS. The obligation of the
                        ----------------------
Cooperative hereunder to purchase MLCC Class X Preferred Stock shall be in addition to any other undertaking the Cooperative may have entered into or may hereafter enter into to purchase such stock as a result of Loans or Leases or livestock feeding programs provided by MLCC to any Customer of the Cooperative or any lease financing by MLCC for the Cooperative, and the obligations of the Cooperative to purchase MLCC Class X Preferred Stock under, or as a condition to, each such financing arrangement shall be cumulative.

                                   ARTICLE XIV
                                   -----------

                                EVENTS OF DEFAULT
                                -----------------

         SECTION 14.01. Each of the following shall constitute an "Event of Default" hereunder:

               (a) Default shall be made in the payment of any amount payable hereunder, when and as the same becomes due and payable, whether at the stated maturity thereof or by acceleration or otherwise; or

               (b) Default shall be made in the due observance or performance of any other term, covenant, or agreement contained in this Agreement; or

               (c) Any representation or warranty made by the Cooperative herein or any statement or representation made in any certificate, report, or opinion delivered pursuant hereto shall prove to have been incorrect in any material respect when made; or

               (d) The Cooperative or any Subsidiary of the Cooperative shall become insolvent or unable to meet its obligations as they mature, make an assignment for the benefit of creditors, consent to the appointment of a trustee or a receiver, or admit in writing its inability to pay its debts as they mature; or

               (e) A trustee or receiver shall be appointed for the Cooperative or any Subsidiary of the Cooperative or for a substantial part of its properties without the consent of the Cooperative or such Subsidiary and not be discharged within thirty (30) days; or

               (f) Bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings shall be instituted by or against the Cooperative or any Subsidiary of the Cooperative, and, if instituted against it, be consented to by the Cooperative or such Subsidiary or remain undismissed for a period of thirty
(30) days; or

               (g) Any default shall be made with respect to any obligation for the payment of borrowed money of the Cooperative or any Subsidiary of the Cooperative when due or the performance of any other obligation incurred in connection with any indebtedness for borrowed money of the Cooperative or any Subsidiary of the Cooperative, if the effect of such default is to accelerate the maturity of such indebtedness; or

               (h) Any final judgment for the payment of money in excess of ONE MILLION DOLLARS ($1,000,000.00) which in the opinion of MLCC is not adequately insured or indemnified against shall be rendered against the Cooperative or any Subsidiary of the Cooperative and the same shall remain undischarged for a period of thirty (30) days during which time execution shall not be effectively stayed; or

               (i) Any substantial part of the properties of the Cooperative or any Subsidiary of the Cooperative shall be sequestered or attached and shall not have been returned to the possession of the Cooperative or such Subsidiary or released from such attachment within thirty (30) days; or

               (j) The occurrence of a Reportable Event as defined in Section 4043 of ERISA which might constitute grounds for termination of any employee benefit plan of the Cooperative or any Subsidiary of the Cooperative covered by ERISA by PBGC or grounds for the appointment by the appropriate United States District Court of a trustee to administer any such plan; or

               (k) Complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multi-employer Plan by any other party which is or may be required under the provisions of ERISA to make a contribution to such Plan, except as a result of the merger of such party with the Cooperative.

          Upon the occurrence and continuation of any Event of Default, MLCC may, by notice to the Cooperative terminate any obligation it may have to review any application tendered to it for any Loan or other extension of credit, any Lease or any livestock feeding program

                                   ARTICLE XV
                                   ----------

                                  MISCELLANEOUS
                                  -------------

         SECTION 15.01.  INDEMNIFICATION.
                         ---------------

               (a) The Cooperative shall indemnify MLCC, its officers, directors, agents and employees and hold them and each of them harmless from and against all loss, cost, damage, and expense, including reasonable attorney fees, at any time incurred:

                    (1) because of any liability of the Cooperative, Manufacturer, or any other Person (other than MLCC) related to any merchandise which is the subject of any sale or to any service performed or goods furnished by the Cooperative, Manufacturer, or any other Person or entity in connection with any sale which, in either case, was financed directly or indirectly by MLCC, including, but not limited to, services performed under any warranty or other agreement obligating the Cooperative, Manufacturer, or other Person or entity to perform such services or furnish goods; or

                    (2) because of any liability of the Cooperative for any action at any time taken or omitted to be taken by the Cooperative.

               (b) The Cooperative covenants and agrees to indemnify MLCC, its officers, directors, employees, and agents and hold them and each of them harmless from and against all loss, cost, damage, and expense, including reasonable attorneys' fees, at any time incurred by them or any of them because of any violation of state or Federal law or regulation by the Cooperative or other illegal or actionable conduct resulting from acts or omissions by the Cooperative or its agents in connection with the sale of merchandise, providing of services or extension of credit.

         SECTION 15.02.  COOPERATION.
                         -----------

               (a)  General. Each of the parties hereto covenants and agrees
                    -------
with the other party that it will cooperate generally with the other in identifying and soliciting good customers, will make appropriate business referrals to the other and will generally conduct its business in a manner which may enhance the business of the other.

               (b)  Sharing of Information. Each party covenants and agrees that
                    ----------------------
upon request of the other party it will share with such other party financial and other information it has on its customers and other Persons, provided that nothing contained herein shall obligate either party to share any information if so doing would violate any applicable law, any agreement to which it is a party, or any actual or implied understanding it may have with any Person about the confidentiality of such information.

               (c)  Forwarding of Payments. If either party receives any payment
                    ----------------------
which is, or includes any amount which is, properly payable to the other party, it will promptly remit to the other party such amount as is payable to the other party

               (d)  Review by MLCC. MLCC covenants and agrees that it will
                    --------------
promptly review and respond to any reasonable request for credit, the lease of livestock or any of its other business service being generally offered by it which it receives from any Person known by it to be a Customer of the Cooperative.

          SECTION 15.03. TERMINATION. This Agreement may be terminated by either
                         -----------
party hereto by giving the other party ninety days (90) prior written notice of such termination prior to any anniversary date of this Agreement. No such termination shall affect any rights of the parties accruing up to the date of final payment of all Loans to customers of the Cooperative which MLCC has previously funded, or Leases or livestock feeding programs which MLCC has previously entered into, or relieve the Cooperative from ownership requirements for MLCC Class X Preferred Stock as required in Section 13.02.

         SECTION 15.04. SUCCESSORS.  The covenants, representations, and
                        ----------
agreements herein set forth shall be binding upon the parties hereto and their successors and assigns.

         SECTION 15.05. AMENDMENTS, ETC. No amendment, modification,
                        ---------------
termination, or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by MLCC, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 15.06. NOTICES, ETC. All notices and other communications
                        ------------
provided for under this Agreement shall be in writing and mailed, faxed, telegraphed or delivered, if to the Cooperative at its address at:

                  SOUTHERN STATES COOPERATIVE, INCORPORATED
                  6606 WEST BROAD STREET (ZIP 23230)
                  POST OFFICE BOX 26234
                  RICHMOND, VIRGINIA 23260
                  ATTENTION: MR. J. A. HAWKINS

and if to MLCC, at its address at

                  MICHIGAN LIVESTOCK CREDIT CORPORATION
                  6606 WEST BROAD STREET (ZIP 23230)
                  POST OFFICE BOX 25567
                  RICHMOND, VIRGINIA 23260
                  ATTENTION: MR. JOHN C. FROMAN

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 15.06. All such notices and communications shall, when mailed, be effective when deposited addressed as aforesaid.

         SECTION 15.07. SEVERABILITY OF PROVISIONS. Any provision of this
                        --------------------------
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 15.08. HEADINGS. Article and Section headings in this Agreement
                        --------
are included in such Agreement for the convenience of reference only and shall not constitute a part of the Agreement for any other purpose.

         SECTION 15.09. GOVERNING LAW. This Agreement has been entered into, and
                        -------------
shall be governed in all respects by, the laws of the Commonwealth of Virginia.

         SECTION 15.10. SURVIVAL. All warranties, representations and covenants
                        --------
made by the Cooperative herein, or in any agreement referred to herein or on any certificate, document or other instrument delivered by it or on its behalf under this Agreement, shall be considered to have been relied upon by MLCC and shall survive the making of Loans by MLCC and the entering into by MLCC of any leases or livestock feeding programs regardless of any investigation made by MLCC or on its behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Cooperative hereunder. Except as otherwise expressly provided herein, all covenants made by the Cooperative hereunder or under any other agreement or instrument shall be deemed continuing until payment in full of all

Loans, the payment of all obligations under Leases and livestock feeding programs and performance and satisfaction in full of all other obligations and liabilities of the Cooperative hereunder.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                          SOUTHERN STATES COOPERATIVE,
                                             INCORPORATED


ATTEST:                                   By:_______________________________

______________________                    Title:____________________________



                                          MICHIGAN LIVESTOCK CREDIT
                                          CORPORATION


ATTEST:                                   By:______________________________

_____________________                     Title:___________________________